JUPITER GLOBAL HOLDINGS, CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of JUPITER GLOBAL HOLDINGS, CORP. (the “Company”) on Form 10-QSB for the period ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ray Hawkins, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ “Ray Hawkins”
Ray Hawkins
Principal Executive Officer
Dated: October 3, 2005

        A signed original of this written statement required by Section 906 has been provided to JUPITER GLOBAL HOLDINGS, CORP. and will be retained by JUPITER GLOBAL HOLDINGS, CORP. and furnished to the Securities and Exchange Commission or its staff upon request.